                                                                 Exhibit 10(xiv)

                            STOCK PLEDGE AGREEMENT


     THIS STOCK PLEDGE AGREEMENT (this "Agreement") dated as of April 3, 2001 by and between MRY PARTNERS, L.P., a Georgia limited partnership (the "Pledgor") and NATIONAL DATA CORPORATION, a Delaware corporation (the "Pledgee").

     WHEREAS, the Pledgor has executed in favor of the Pledgee a certain Promissory Note dated as of the date hereof in an original principal amount of $1,128,373.24, a certain Promissory Note dated as of the date hereof in an original principal amount of $1,483,503.21, and a certain Promissory Note dated as of the date hereof in an original principal amount of $1,675,131.25 (as amended, supplemented, restated or otherwise modified from time to time in accordance with their terms, together with any promissory note given in substitution or replacement thereof, individually a "Note" and collectively, the "Notes");

     WHEREAS, it is a condition precedent to the extension of financial accommodations under the Notes that the Pledgor execute and deliver this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1.  Pledge.  The Pledgor hereby pledges, hypothecates, assigns,
                 ------
transfers, sets over and delivers unto the Pledgee, and grants to the Pledgee a security interest in, all of the Pledgor's right, title and interest in, to and under the following (collectively, the "Collateral"): (a) all of the common stock, shares, equity interest and other securities described in Schedule 1 attached hereto (collectively, "Securities"); (b) any cash or additional Securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any of the Securities (excluding cash dividends payable with respect to the Securities); and (c) any and all products and proceeds of any of the foregoing (excluding cash dividends payable with respect to the Securities), together with any and all other rights, titles, interests, powers, privileges and preferences pertaining to said property.

     Section 2.  Obligations Secured.  This Agreement is made, and the security
                 -------------------
interest created hereby is granted to the Pledgee, to secure the prompt performance and payment in full of the following (collectively, the "Secured Obligations"): (a) all obligations of the Pledgor under the Notes; (b) any reasonable costs or expenses incurred by the Pledgee or Pledgee's counsel in connection with the realization of the security for which this Agreement provides, including, without limitation, any reasonable costs or expenses of any proceedings to which this Agreement may give rise; and (c) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing.

     Section 3.  Representations and Warranties.  The Pledgor hereby represents
                 ------------------------------
and warrants to the Pledgee as follows:

     (a)  Formation; Name; Location; Etc.  The Pledgor is a limited partnership
          ------------------------------
duly formed under the laws of the State of Georgia. Robert A. Yellowlees is the sole general partner of the Pledgor. The exact legal name of the Pledgor is set forth in the first paragraph of this Agreement. The chief executive office and principal place of business of the Pledgor is located at 2696 Habersham Road, Fulton County, Atlanta, Georgia 30305. The tax payer ID number of the Pledgor is 58-2595162.

     (b)  Authorization.  The Pledgor has the right and power, and has taken all
          -------------
necessary action to authorize it, to execute, deliver and perform this Agreement and each of the Notes (collectively, the "Loan Documents"). The Loan Documents have been duly executed and delivered by the general partner of the Pledgor and each is a legal, valid and binding obligation of the Pledgor enforceable against it in accordance with its respective terms.

     (c)  Compliance of Loan Documents with Laws, Etc.  The execution, delivery
          -------------------------------------------
and performance of the Loan Documents in accordance with their respective terms do not and will not, by the passage of time, the giving of notice, or both: (i) require any governmental approval or violate any applicable law relating to the Pledgor; (ii) conflict with, result in a breach of or constitute a default under the partnership agreement of the Pledgor, or any indenture, agreement or other instrument to which the Pledgor is a party or by which it or any of its properties may be bound, except as such conflict, breach or default shall have been waived in a writing presented to the Pledgee; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Pledgor.

     (d)  Title and Liens.  The Pledgor is the legal and beneficial owner of the
          ---------------
Collateral and none of the Collateral is subject to any Lien other than Permitted Liens.

     Section 4.  Covenants.  The Pledgor hereby unconditionally covenants and
                 ---------
agrees as follows:

     (a)  No Liens; No Sale of Collateral.  The Pledgor will not create, assume,
          -------------------------------
incur or permit or suffer to exist or to be created, assumed or incurred, any Lien on any of the Collateral (or any interest therein), other than Permitted Liens, and will not sell, lease, assign, transfer or otherwise dispose of all or any portion of the Collateral (or any interest therein) except as otherwise provided herein other than as permitted under the Notes.

     (b)  Change of Locations, Name, Etc. Without giving the Pledgee at least 30
          ------------------------------
days' prior written notice, the Pledgor will not (i) change the Pledgor's chief executive office, principal place of business, or the location of its books and records relating to the Collateral or (ii) change its name, identity or structure.

     (c)  Maintenance of Existence.  The Pledgor shall preserve and maintain its
          ------------------------
existence, rights, franchises, licenses and privileges in the jurisdiction of its formation.

     (d)  Compliance with Laws.  The Pledgor shall comply with all laws
          --------------------
applicable to it or any of its property.

     (e)  No Merger, Etc.  The Pledgor shall not (i) enter into any transaction
          --------------
of merger or consolidation; (ii) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); or (iii) convey, sell, lease, sublease, transfer or otherwise dispose of any of its assets, other than periodic distributions to partners of the Pledgor in an amount reasonably necessary to satisfy current tax liabilities resulting from their status as partners of the Pledgor.

     (f)  General Partner.  The Pledgor shall not permit any Person other than
          ---------------
Robert A. Yellowlees to be a general partner of the Pledgor, during such time as he is in life and legally competent to serve as general partner.

     Section 5.  Additional Shares.  The Pledgor agrees that, until this
                 -----------------
Agreement has terminated in accordance with its terms, any additional Securities at any time issued to the Pledgor or otherwise acquired by the Pledgor on account of the Securities shall be promptly delivered or otherwise transferred to the Pledgee as additional Collateral and shall be subject to the Lien of, and the terms and conditions of, this Agreement.

     Section 6.  Voting Rights; Dividends, etc.
                 ------------------------------

     (a)  So long as no Event of Default shall have occurred and be continuing:

          (i) the Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement or any agreement giving rise to or otherwise relating to any of the Secured Obligations; provided, however, that the
                                                 --------  -------
     Pledgor shall not exercise, or refrain from exercising, any such right or power if any such action would have a materially adverse effect on the value of such Collateral in the judgment of the Pledgee; and

          (ii) the Pledgor shall be entitled to retain and use any and all cash dividends paid on the Collateral, but any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of Securities, whether resulting from a subdivision, combination or reclassification of outstanding Securities or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets, or otherwise, shall be and become part of the Collateral pledged hereunder and, if received by the Pledgor, shall forthwith be delivered to the Pledgee to be held as collateral subject to the terms and conditions of this Agreement.

The Pledgee agrees to execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, as appropriate, at the sole cost and expense of the Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to clause (i) above and/or to receive the dividends which Pledgor is authorized to retain pursuant to clause
(ii) above.

     (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to subsection (a)(i) above and/or to receive the dividends which Pledgor is authorized to receive and retain pursuant to subsection (a)(ii) above shall cease, and all such rights thereupon shall become immediately vested in the Pledgee, which shall have, to the extent permitted by law, the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which the Pledgor shall otherwise be entitled to exercise pursuant to subsection (a)(i) above and/or to receive and retain the dividends which the Pledgor shall otherwise be authorized to retain pursuant to subsection (a)(ii) above. Any and all money and other property paid over to or received by the Pledgee pursuant to the provisions of this subsection (b) shall be retained by the Pledgee as additional collateral hereunder and shall be applied in accordance with the provisions of Section 8. If the Pledgor shall receive any dividends or other property which it is not entitled to receive under this Section, the Pledgor shall hold the same in trust for the Pledgee, without commingling the same with other funds or property of or held by the Pledgor, and shall promptly deliver the same to the Pledgee upon receipt by the Pledgor in the identical form received, together with any necessary endorsements.

     Section 7.  Remedies upon Default.
                 ---------------------

     (a) In addition to any right or remedy that the Pledgee may have under the Notes or otherwise under applicable law, if an Event of Default shall have occurred, the Pledgee may exercise any and all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "Code") and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its discretion shall deem appropriate. The Pledgee shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account in compliance with the Securities Act and upon consummation of any such sale the Pledgee shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any sale of Collateral shall take and hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the fullest extent permitted by applicable law) all rights of redemption, stay and/or appraisal which the Pledgor now has or may at any time in the future have under any applicable law now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by applicable law, at least 10 days' prior written notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Pledgee may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Pledgee may determine in its sole and absolute discretion. The Pledgee shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Pledgee until the sale price is paid by the purchaser or purchasers thereof, but the Pledgee shall not incur any liability to the Pledgor in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, the Pledgee, to the extent permitted by applicable law, may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by applicable law), any part of or all the Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to the Pledgee from the Pledgor as a credit against the purchase price, and the Pledgee may, upon compliance with the terms of sale and to the extent permitted by applicable law, hold, retain and dispose of such property without further accountability to the Pledgor therefor. For purposes hereof, a written agreement to purchase all or any part of the Collateral shall be treated as a sale thereof; the Pledgee shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of any Collateral subject thereto, notwithstanding the fact that after the Pledgee shall have entered into such an agreement all Events of Default may have been remedied or the Secured Obligations may have been paid in full as herein provided. The Pledgor hereby waives any right to require any marshaling of assets and any similar right.

     (b) In addition to exercising the power of sale herein conferred upon it, the Pledgee shall also have the option to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

     (c) Upon the occurrence of an Event of Default, the Pledgee shall also have the right to retain the Securities and denominate the same as "treasury shares" and the Pledgor shall continue to be liable for the difference between the outstanding amount of Secured Obligations and the fair market value of Collateral so denominated as "treasury shares." In this connection, and for purposes of this Agreement, the Pledgor acknowledges and agrees that the Pledged Collateral is of "a type customarily sold on a recognized market" within the meaning of Section 9-504(3) of the Uniform Commercial Code in effect in the State of Georgia (or any similar successor statue). Accordingly, the Pledgor specifically acknowledges and agrees that retaining Securities as "treasury shares" constitutes a "commercially reasonable " disposition of the Pledged Collateral within the meaning of the Uniform Commercial Code and that it is appropriate for the Pledgor to continue to be liable for, and the Pledgor agrees to be so liable for, any deficiency between the outstanding amount of Secured Obligations at the time of such denomination as "treasury shares" and the fair market value of such "treasury shares."

     (d) The rights and remedies of the Pledgee under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have.

     Section 8.  Application of Proceeds of Sale and Cash.  The proceeds of any
                 ----------------------------------------
sale of the whole or any part of the Collateral, together with any other moneys held by the Pledgee under the provisions of this Agreement, shall be applied by the Pledgee in the following order

     (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees incurred if the Pledgee endeavored to collect the Secured Obligations by or through an attorney at law;

     (b) Second: to the payment of the interest due upon any of the Secured Obligations, in any order which the Pledgee may elect;

     (c) Third: to the payment of the principal due upon any of the Secured Obligations in any order which the Pledgee may elect; and

     (d) Fourth: the balance (if any) of such proceeds shall be paid to the Pledgor or to whomsoever may be legally entitled thereto.

The Pledgor shall remain liable and will pay, on demand, any deficiency remaining in respect of the Secured Obligations.

     Section 9.  Pledgee Appointed Attorney-in-Fact.  The Pledgor hereby
                 ----------------------------------
constitutes and appoints the Pledgee as the attorney-in-fact of the Pledgor with full power of substitution either in the Pledgee's name or in the name of the Pledgor to carry out the provisions of this Agreement and to take any action and execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of the Pledgor or otherwise, deemed by the Pledgee as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Pledgee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Pledgee or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Pledgee. The power or attorney granted herein is irrevocable and coupled with an interest.

     Section 10. Further Assurances.  The Pledgor shall, at its sole cost and
                 ------------------
expense, take all action that may be reasonably necessary or desirable in the Pledgee's sole discretion, so as at all times to maintain the validity, perfection, enforceability and priority of the Pledgee's security interest in the Collateral, or to enable the Pledgee to exercise or enforce its rights hereunder. The Pledgor agrees to take, and authorizes the Pledgee to take on the Pledgor's behalf, any or all of the following actions with respect to any Collateral as the Pledgee shall deem necessary to perfect the security interest and pledge created hereby or to enable the Pledgee to enforce its rights and remedies hereunder: (i) to register in the name of the Pledgee any Collateral in certificated or uncertificated form; (ii) to endorse in the name of the Pledgee any Collateral issued in certificated form; and (iii) by book entry or otherwise, identify as belonging to the Pledgee a quantity of securities that constitutes all or part of the Collateral registered in the name of the Pledgee. Notwithstanding the foregoing the Pledgor agrees that Collateral which is not in certificated form or is otherwise in book-entry form shall be held for the account of the Pledgee. The Pledgor hereby authorizes the Pledgee to execute and file in all necessary and appropriate jurisdictions (as determined by the Pledgee) one or more financing or continuation statements in the name of the Pledgor and to sign the Pledgor's name thereto. The Pledgor authorizes the Pledgee to file any such financing statement, document or instrument without the signature of the Pledgor to the extent permitted by applicable law. To the extent permitted by applicable law, a carbon, photographic, xerographic or other reproduction of this Agreement or any financing statement is sufficient as a financing statement. Any property comprising part of the Collateral required to be delivered to the Pledgee pursuant to this Pledge Agreement shall be accompanied by proper instruments of assignment duly executed by the Pledgor and by such other instruments or documents as the Pledgee may reasonably request.

     Section 11. Securities Act.  In view of the position of the Pledgor in
                 --------------
relation to the Collateral, or because of other current or future circumstances, a question may arise under the Securities Act or any similar applicable law hereafter enacted analogous in purpose or effect (such Act and any such similar applicable law as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the

Collateral permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Pledgee if the Pledgee were to attempt to dispose of all or any part of the Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Pledgee in any attempt to dispose of all or part of the Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar applicable law analogous in purpose or effect. The Pledgor recognizes that in light of the foregoing restrictions and limitations the Pledgee may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that in light of the foregoing restrictions and limitations, the Pledgee, in its sole and absolute discretion, may, in accordance with applicable law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. The Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral in accordance with the terms hereof at a price that the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Pledgee sells.

     Section 12. Indemnification.  The Pledgor agrees to indemnify and hold the
                 ---------------
Pledgee and any corporation controlling, controlled by, or under common control with, the Pledgee and any officer, attorney, director, shareholder, agent or employee of the Pledgee or any such corporation (each an "Indemnified Person"), harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever (collectively, "Losses"), brought against or incurred by an Indemnified Person, in any manner arising out of or, directly or indirectly, related to or connected with this Agreement, including without limitation, the exercise by the Pledgee of any of its rights and remedies under this Agreement or any other action taken by the Pledgee pursuant to the terms of this Agreement; provided, however, the
                                                        --------  -------
Pledgor shall not be liable to an Indemnified Person for any Losses to the extent that such Losses result from the gross negligence or willful misconduct of such Indemnified Person. The Pledgor's obligations under this section shall survive the termination of this Agreement and the payment in full of the Secured Obligations.

     Section 13. Continuing Security Interest.  This Agreement shall create a
                 ----------------------------
continuing security interest in the Collateral and shall remain in full force and effect until it terminates in accordance with its terms. The Pledgor and the Pledgee hereby agree that the security interest created by this Agreement in the Collateral shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to the Pledgor or any person designated by it of all or any portion of the Collateral.

     Section 14. No Waiver.  Neither the failure on the part of the Pledgee to
                 ---------
exercise, nor the delay on its part in exercising any right, power or remedy hereunder, nor any course of dealing between the Pledgee and the Pledgor shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

     Section 15. Notices.  Notices, requests and other communications required
                 -------
or permitted hereunder shall be given in accordance with the applicable terms of the Note.

     SECTION 16. GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                 -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 17. Amendments.  No amendment or waiver of any provision of this
                 ----------
Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 18. Binding Agreement; Assignment.  This Agreement shall be
                 -----------------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Pledgee as collateral under this Agreement.

     Section 19. Termination.  Upon indefeasible payment in full of all of the
                 -----------
Secured Obligations, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms the Pledgee agrees to take such actions as the Pledgor may reasonably request, and at the sole cost and expense of the Pledgor, (a) to return the Collateral to the Pledgor, and (b) to evidence the termination of this Agreement, including, without limitation, the filing of any releases or any termination statements under the Uniform Commercial Code.

     Section 20. Severability.  Whenever possible, each provision of this
                 ------------
Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     Section 21. Headings.  Section headings used herein are for convenience
                 --------
only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

     Section 22. Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

     Section 23. Definitions.
                 -----------

     (a)  For purposes hereof:

     "Event of Default" has the meaning given such term in the Notes.
      ----------------

     "Lien" means as applied to the property of any Person means: (a) any
      ----
security interest, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, lien, charge or lease constituting a capitalized lease obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; (c) the filing of any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction; and (d) any agreement by such Person to grant, give or otherwise convey any of the foregoing.

     "Permitted Liens" means: (a) Liens securing taxes, assessments and other
      ---------------
charges or levies imposed by any governmental authority or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, the payment with respect to which is not yet due; and (b) Liens in favor of the Pledgor.

     "Person" means an individual, corporation, partnership, limited liability
      ------
company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Securities Act" means the Securities Act of 1933, as amended from time to
      --------------
time, together with all rules and regulations issued thereunder.

                           [Signatures on Next Page]

     IN WITNESS WHEREOF, the Pledgor has executed and delivered this Pledge Agreement under seal as of this the date first written above.


                                   MRY PARTNERS, L.P.


                              By: /s/ Robert A. Yellowlees
                                 ------------------------
                                 Name: Robert A. Yellowlees
                                 Title: General Partner


Agreed to, accepted and acknowledged
as of the date first written above.

NATIONAL DATA CORPORATION


By: /s/ Patricia A. Wilson
    ----------------------
    Name: Patricia A. Wilson
    Title: General Counsel


                        Schedule 1 to Pledge Agreement

                                Pledged Shares
                                --------------


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
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 Issuer                                           No. and Type of Securities              Certificate No(s).
 -----                                            --------------------------              ------------------
--------------------------------------------------------------------------------------------------------------
 National Data Corporation              273,877 shares of common stock delivered to
                                        Pledgor upon exercise of that certain
                                        non-qualified stock option agreement dated as
                                        of July 28, 1992 between the National Data
                                        Corporation and Robert A. Yellowlees (the
                                        "July 28, 1992 Option Securities")
--------------------------------------------------------------------------------------------------------------
 National Data Corporation              248,493 shares of common stock delivered to
                                        Pledgor upon exercise of that certain
                                        non-qualified stock option agreement dated as
                                        of June 1, 1993 between the National Data
                                        Corporation and Robert A. Yellowlees (the
                                        "June 1, 1993 Option Securities")
--------------------------------------------------------------------------------------------------------------
 National Data Corporation              243,125 shares of common stock delivered to
                                        Pledgor upon exercise of that certain
                                        non-qualified stock option agreement dated as
                                        of June 1, 1994 between the National Data
                                        Corporation and Robert A. Yellowlees (the
                                        "June 1, 1994 Option Securities")
--------------------------------------------------------------------------------------------------------------

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